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                                                                       EXHIBIT A


         THIS NOTE AND THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. THIS
NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF THE NOTE AND WARRANT PURCHASE AGREEMENT AMONG GREENFIELD ONLINE, INC. AND GREENFIELD HOLDINGS, LLC, DATED AS OF MARCH 3, 2000, AS AMENDED FROM TIME TO TIME, AND IS ENTITLED TO THE BENEFITS THEREOF.

                             GREENFIELD ONLINE, INC.

                        PROMISSORY NOTE DUE JUNE 30, 2000

                                                         New York, New York
$2,500,000                                                   March 3, 2000

         Section 1. General.

         For value received, GREENFIELD ONLINE, INC., a Delaware corporation (including any successor thereto, the "Payor"), hereby promises to pay to the order of GREENFIELD HOLDINGS, LLC or assigns (the "Payee"), the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) or such greater or lesser principal amount which may be outstanding hereunder, on the date (the "Maturity Date") which is the earlier to occur of: (a) the occurrence of a Fundamental Change, Change of Control, or Liquidity Event; and (b) June 30, 2000. All payments hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. The Payor shall pay interest in arrears on the Maturity Date, payable in cash, on the unpaid balance of the principal amount of this Note from time to time at the rate of ten percent (10%) (computed in either event on the basis of a 360-day year and the actual number of days elapsed) (the "Interest Rate"). The principal of, and interest on, this Note shall be payable by wire transfer of immediately available funds to the account of the Payee or by certified or official bank check payable to the Payee mailed to the Payee at the address of the Payee as set forth on the records of the Payor or such other address as shall be designated in writing by the Payee to the Payor. This Note is being issued pursuant to the Note and Warrant Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), among the Payor and Greenfield Holdings, LLC, as amended from time to time. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreement.

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         Section 2. Subordination.

         The Payee agrees not to ask, demand, sue for, take or receive payment of, or discharge the Payor from the all or any part of this Note unless and until the Senior Debt (as defined below) shall have been fully paid and discharged, and all commitments by the Senior Creditor (as defined below) to extend credit to the Payor shall have been terminated. So long as no "Default" or "Event of Default" has occurred and is continuing with respect to the Senior Debt, Payor shall be permitted to make scheduled payments of principal and interest as set forth in the Note (the "Permitted Payments"). Permitted Payments do not include mandatory payments due upon a Change of Control, Liquidity Event or Fundamental Change, or prepayment by the Payor.

         Notwithstanding the terms or provisions of any agreement or arrangement which the Senior Creditor or Payee may now or hereafter have with the Payor, any rule of law and irrespective of the time, order or method of perfection of any security interest or the recordation or other filing in any public record of any financing statement, any security interest in the assets of Payor (the "Senior Creditor Collateral") granted to the Senior Creditor by the Payor, whether or not perfected, are and shall remain senior to any security interest therein now or hereafter granted by the Payor to the Payee.

         The Payee shall have no right to take any action with respect to the Senior Creditor Collateral, whether by judicial or non-judicial foreclosure, notification to the Payor's account debtors or otherwise, unless and until all Senior Debt has been fully and indefeasibly paid, and the Senior Creditor shall have no commitment to extend any further credit to Payor.

         Any proceeds of the Senior Creditor Collateral, or proceeds thereof (whether or not identifiable), received by the Payee shall be paid to the Senior Creditor on demand.

         This terms of this Section 2 shall remain in full force and effect notwithstanding the filing of a petition for relief by or against the Payor under the Bankruptcy Code and shall apply with full force and effect with respect to all Senior Creditor Collateral acquired by the Payor, or obligations incurred by the Payor to the Payee, subsequent to the date of said petition.

         Upon the distribution of any assets of Payor (whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise) the Senior Creditor shall be entitled to receive payment in full of the Senior Debt (including, without limitation, interest arising subsequent to the date of the filing by or against Payor of any petition for relief under the Bankruptcy Code or the making of any assignment for the benefit of creditors, whether or not such interest is recoverable from or provable against Payor) prior to the payment of all of any part of this Note, other than Permitted Payments, and the Senior Creditor is hereby irrevocably appointed attorney-in-fact for the Payee with full power to act in the place and stead of the Payee in all matters relating to or affecting this Note, including the right to make, present, file and vote such proofs of claim against Payor on account of all or any part of this Note as the Senior Creditor may deem advisable and to receive and collect any and all dividends or other payments ("Dividends") made thereon and to apply the same on account of the Senior Debt. The Payee will execute and deliver to the Senior Creditor such instruments as may be required by the Senior Creditor to enforce any and all of this Note, to effectuate the aforesaid power of attorney and to effect collection of any and all

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Dividends which may be made at any time on account thereof. The Senior Creditor agrees to exercise the power of attorney provided for in this paragraph only so long as a "Default" or "Event of Default" has occurred and is continuing with respect to the Senior Debt.

         The Payee will not, without the Senior Creditor's prior written consent, assign to or subordinate in favor of any other entity any right, claim or interest in any part of this Note or commence or join with any other creditor in commencing any bankruptcy, reorganization or insolvency proceeding against Payor; provided that, notwithstanding the foregoing, the Payee may assign this Note so long as the assignee accepts such an assignment subject to and with notice of, and agrees in writing to be bound by, the terms and conditions hereof.

         The Senior Creditor may at any time, in its discretion, renew or extend the time of payment of any portion of the Senior Debt, or waive or release any collateral which may be held therefor, and the Senior Creditor may enter into such agreements with Payor as it may deem desirable without notice to or further assent from the Payee and without in any way affecting the rights of the Senior Creditor hereunder.

         This Note is and shall be deemed to be a continuing subordination and shall be irrevocable. The Payor acknowledges that attempted or purported termination of this Note by the Payee shall constitute a default in the terms and conditions of the Senior Debt.

         "Senior Debt" means principal and interest (including interest accruing after the date on which the Payor becomes subject to the jurisdiction of any federal or state debtor relief statute, whether or not recoverable against the Payor) of any and all present and future debts and obligations of Payor to Greyrock Capital as Senior Creditor, not to exceed $7,000,000 in the aggregate with respect to principal (exclusive of interest, fees, expenses, and costs owing by the Payor to the Senior Creditor), whether absolute or contingent, due or to become due, and whether direct or acquired by the Senior Creditor by transfer, assignment or otherwise whether or not such debts are contemplated by the Payor, the Senior Creditor, or the Payee and to Youthstream Media Networks, Inc., as Senior Creditor not to exceed $5,000,000 (pursuant to a contemplated Loan Agreement to close on or about March 24, 2000), in the aggregate with respect to principal (exclusive of interest, fees, expenses, and costs owing by the Payor to the Senior Creditor), whether absolute or contingent, due or to become due, and whether direct or acquired by the Senior Creditor by transfer, assignment or otherwise whether or not such debts are contemplated by the Payor, the Senior Creditor, or the Payee.

         "Senior Creditor" means Greyrock Capital, a division of Banc of America Commercial Finance Corporation and Youthstream Media Networks, Inc.

         Section 3. Events of Default.

         (a) Definitions.

         In each case of the happening of the following events (each of which is an "Event of Default"):

             (i) if any representation or warranty made by the Corporation or any of its subsidiaries in any Financing Document, or in any report, certificate, financial statement

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         or other instrument furnished in connection with the Financing
         Documents shall prove to have been false or misleading in any material respect when made;

             (ii) if a default occurs in the payment of any premium, installment of principal of, interest on, or other obligation with respect to, this Note, whether at the due date hereof or upon acceleration hereof, and such default shall continue for more than five (5) days after notice thereof from the Payee;

             (iii) if a default occurs in the due observance or performance of any covenant or agreement on the part of the Payor to be observed or performed pursuant to the terms of any Financing Document and such default remains uncured for thirty (30) days;

             (iv) if the Payor shall (1) discontinue its business, (2) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (3) admit in writing its inability to pay its debts as they mature, (4) make a general assignment for the benefit of creditors, or (5) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law;

             (v) there shall be filed against the Payor an involuntary petition seeking reorganization of the Payor or the appointment of a receiver, trustee, custodian or liquidator of the Payor or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an "Involuntary Petition") and such Involuntary Petition shall not have been dismissed within sixty (60) days after it was filed;

             (vi) if final judgment(s) for the payment of money in excess of an aggregate of $100,000 shall be rendered against the Payor and the same shall remain undischarged for a period of thirty (30) consecutive days, during which time execution shall not be effectively stayed;

             (vii) if a default occurs in the due observance or performance of any material covenant, condition or agreement on the part of the Payor under any debt instrument having a value of more than $100,000, and such default shall permit the holder thereof to accelerate such indebtedness;

then, upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the holders of a majority of the outstanding principal amount of all 10% Notes, the 10% Notes and any and all indebtedness of the Payor to the holders of the 10% Notes shall immediately become due and payable (subject to Section 2 hereof), both as to principal and interest (including any deferred interest and any accrued and unpaid interest), without presentment, demand, or protest, all of which are hereby

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expressly waived, anything contained herein or in any other Financing Document or other evidence of such indebtedness to the contrary notwithstanding (except in the case of an Event of Default under paragraphs (iv) or (v) of this Section 3(a), in which event such indebtedness shall automatically become due and payable).

            (b) Remedies on Default, Etc.

         In case any one or more Events of Default shall occur and be continuing and acceleration of the 10% Notes or any other indebtedness of the Payor to the Payee shall have occurred, the Payee may (subject to Section 2 hereof), among other things, proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any other Financing Document, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law. No right conferred upon the Payee hereby or by any other Financing Document shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

         Section 4. Prepayment.

         Subject to Section 2 hereof, this Note, together with interest accrued thereon, may be prepaid in whole or in part without penalty.

         Section 5. Defenses.

         The obligations of the Payor under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

         Section 6. Exchange or Replacement of Notes.

         (a) The Payee may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Payor, and receive in exchange therefor, a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Payee may designate in writing.

         (b) Upon receipt by the Payor of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note, and (in case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Payor will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

         Section 7. Extension of Maturity. Should the principal of or interest on this Note become due and payable on other than a business day, the maturity date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable thereon at the rate per annum herein specified during such extension. For the purposes of the preceding sentence, a business day shall be any day that is not a Saturday, Sunday, or legal holiday in the State of New York.


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         Section 8. Attorneys' and Collection Fees. Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Note be placed in the hands of attorneys for collection, the Payor agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including reasonable attorneys' fees and expenses, incurred by the Payee in collecting or enforcing this Note.

         Section 9. Waivers. The Payor hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

         No delay by the Payee in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Payee and then only to the extent set forth therein.

         Section 10. Amendments and Waivers. No provision of this Note may be amended or waived except as provided in the Purchase Agreement. In Addition, any proposed amendment or modification of the subordination provisions set forth in
Section 2 of this Note must be consented to in writing by the Senior Creditor. The Senior Creditor is a direct and intended beneficiary of the terms and covenants of the subordination provisions of Section 2.

         Section 11. Governing Law. This Note is made and delivered in, and shall be governed by and construed in accordance with the laws of, the State of New York (without giving effect to principles of conflicts of laws).

         Section 12. Notices. The terms and provisions of Section 11 of the Purchase Agreement are expressly incorporated into this Note.

                                    * * * * *

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         IN WITNESS WHEREOF, the Payor has duly executed and delivered this Note as of the date first written above.

                                     GREENFIELD ONLINE, INC.

                                     By:  /s/ Rudy Nadilo
                                         ------------------------------
                                            Name: Rudy Nadilo
                                            Title: President & CEO